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                                                                EXHIBIT 1

                                                                  EXECUTION COPY
                                                                  --------------

                          THE ST. PAUL COMPANIES, INC.

                                  EQUITY UNITS

                                  ------------

                             Underwriting Agreement
                             ----------------------
                                                                   July 25, 2002

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, 25th Floor
New York, New York 10080

Salomon Smith Barney Inc.
388 Greenwich Street, 35th Floor
New York, New York 10013



Ladies and Gentlemen:

                  The St. Paul Companies, Inc., a Minnesota corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the firms named in Schedule I (such firms constituting the "Underwriters") of its Equity Units (the "Initial Securities"), consisting of 7,700,000 units (referred to as "Corporate Units") with a stated amount, per Corporate Unit, of $50 (the "Stated Amount"). Each Corporate Unit will initially consist of (a) a stock purchase contract (a "Purchase Contract") under which (i) the holder will agree to purchase from the Company on August 16, 2005 (the "Purchase Contract Settlement Date"), for an amount of cash equal to the Stated Amount, a number of newly issued shares of common stock, without par value (the "Common Stock"), of the Company equal to the Settlement Rate (as defined in the Purchase Contract Agreement) and (ii) the Company will pay to the holder quarterly contract adjustment payments at the rate of 3.75% of the Stated Amount and (b) $50 principal amount of the Company's senior notes due August 16, 2007 (a "Note") issued pursuant to the Indenture (as defined below) with an initial interest rate of 5.25% per year. The Company also proposes to grant to the several Underwriters an option to purchase up to an additional 1,155,000 Corporate Units to cover any over-allotments (the "Option Securities"; the Option Securities, together with the Initial Securities, being hereinafter called the "Securities"). The Notes that will initially constitute a component of the Corporate Units are hereinafter sometimes referred to as the "Underlying Notes". In accordance with the terms of the Purchase Contract Agreement, to be dated as of July 31, 2002 (the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as purchase contract agent (the "Purchase Contract Agent"), the Underlying Notes will be pledged by the Purchase Contract Agent, on behalf of the holders of the Corporate Units, to BNY Midwest Trust Company, as collateral agent (the "Collateral Agent"), pursuant to the Pledge Agreement, to be dated as of July 31, 2002 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligations to purchase the Common Stock under the Purchase Contracts. The shares of Common Stock issuable pursuant to the Purchase Contracts are

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hereinafter referred to as the "Shares". The Notes will be issued under an
Indenture (the "Indenture") dated as of March 12, 2002, by and between the Company and JPMorgan Chase Bank, a New York banking corporation, as trustee (the "Trustee"). Pursuant to a Remarketing Agreement (the "Remarketing Agreement") to be entered into among the Company, the Purchase Contract Agent and a financial institution to be selected by the Company as the remarketing agent, the Notes may be remarketed, subject to certain terms and conditions. As used in this Agreement, the term "Operative Documents" means this Agreement, the Purchase Contract Agreement (including the Purchase Contracts), the Pledge Agreement, the Remarketing Agreement, the Notes, the Indenture and the certificates evidencing the Corporate Units.

                  Concurrently with the offering of the Securities, the Company is offering 15,500,000 shares of its Common Stock, plus an option to purchase up to 2,325,000 additional shares of Common Stock to cover over-allotments.

                  1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File Nos. 333-92466, 333-92466-01, 333-73848, 333-73848-01 and 333-44122) (the "Initial Registration
Statement") in respect of the Securities, as well as certain other securities of the Company, the Preferred Securities of St. Paul Capital Trust II (the "Trust"), and the guarantee by the Company with respect to such Preferred Securities of the Trust (the "Guarantee") has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included in the latest registration statement, to the Underwriters for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or documents incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Underwriters); and no stop order suspending the effectiveness of any Initial Registration Statement, any post-effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement, any post-effective amendment thereto, and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement, at the time such part of the Initial Registration Statements became effective but excluding Form T-l, each as amended at the time such part of the Initial Registration Statements became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on

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or prior to the date of this Agreement, being hereinafter called the
"Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in relation to the Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 5(a) hereof (including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Prospectus as amended or supplemented.

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Prospectus as amended or supplemented.

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                  (d) Neither the Company nor any of its subsidiaries has
sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any direct loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company and its subsidiaries taken as a whole (other than any decrease in the capital stock resulting from purchases under the Company's Stock Repurchase Program and any increase resulting from the exercise of stock options or the issuance of restricted shares under the Company's stock incentive and employee compensation plans, or the conversion of Series B Convertible Preferred Stock) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, and is not subject to any material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the Company's principal subsidiaries (hereinafter called "Principal Subsidiaries"), namely St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and The John Nuveen Company, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification;

                  (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The Shares have been duly and validly authorized and reserved for issuance and, when issued in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable and will conform with the description of the Common Stock contained in the Prospectus as amended or supplemented. All of the issued shares of capital stock of each of St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and The John Nuveen Company held directly or indirectly by the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except as disclosed in the Registration Statement) all shares of the capital stock of such subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (g) Each of the Remarketing Agreement, the Purchase Contract Agreement and the Pledge Agreement has been duly authorized by the Company and when duly executed


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and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles except that no representation is made concerning the enforceability of any indemnification, contribution or exculpation provisions that may be included in the Remarketing Agreement.

                  (h) The Purchase Contracts have been duly authorized by the Company and, when duly executed, authenticated and delivered in accordance with the Purchase Contract Agreement and paid for in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights.

                  (i) The Securities have been duly authorized by the Company and, when duly executed, authenticated and delivered by the Company against payment of the consideration therefor in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Corporate Units and the Shares will be duly registered under the Exchange Act and will be authorized for listing on the New York Stock Exchange subject to official notice of issuance, in each case, prior to the First Time of Delivery; except as set forth in the Prospectus (exclusive of any supplement thereto dated after the date hereof), the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for Common Stock or the Securities; and except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding;

                  (j) The Underlying Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (k) The Indenture has been duly authorized and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture and the Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented;


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                  (l) The issue and sale of the Securities and the issue of the
Shares pursuant to the Purchase Contracts and the compliance by the Company with all of the provisions of the Operative Documents and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the By-laws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to the First Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (m) Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound, which default might reasonably be expected to result in a material adverse effect on the current or future consolidated financial position, shareholders' equity, results of operation or business prospects of the Company and its subsidiaries, taken as a whole;

                  (n) The statements set forth in the Prospectus under the captions "Description of the Equity Units", "Description of the Notes", "Description of Debt Securities We May Offer", and "Description of Our Common Stock", insofar as they purport to constitute a summary of the terms of the Securities therein described, and, subject to the limitations set forth therein, and under the captions "Underwriting" and "Plan of Distribution" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (o) Other than as set forth in the Prospectus, and other than litigation (none of which is reasonably likely to be material) incidental to the kinds of business conducted by the Company and its subsidiaries, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party, or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


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                  (p) The Company is not and, after giving effect to the
offering and sale of the Securities will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (q) Immediately after any sale of Securities by the Company hereunder, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder and of any securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the registration statement will not exceed the amount of securities registered under the registration statement;

                  (r) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (s) The Pledge Agreement will create, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts constituting part of such Securities, a valid security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement; and

                  (t) This Agreement has been duly authorized, executed and delivered by the Company.

                  2. (a) Subject to the terms and conditions herein set forth, the Company agrees that it will sell to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $48.50 per Corporate Unit, the amount of Initial Securities set forth opposite the name of such Underwriter in Schedule I.

                  (b) In addition, the Company grants an option to the Underwriters, severally and not jointly, to purchase up to 1,155,000 Option Securities, at the price per Security set out in Section 2(a). The option will expire 13 days after the date on which the Initial Securities are issued and may be exercised once, but no more than once, in whole or in part only for the purpose of covering any over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the time and date of payment and delivery for such Option Securities. Such time and date of delivery shall be determined by the Underwriters, but shall not be earlier than three, nor later than seven, full business days after the exercise of said option, nor in any event prior to the First Time of Delivery, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total amount of Option Securities being purchased which the amount of Initial Securities set forth in Schedule I opposite the name of such Underwriter bears to the total amount of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional securities.

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                  3. Upon the authorization by the Underwriters of the release of the Initial Securities, the Underwriters will offer the Initial Securities for sale to the public as set forth in the Prospectus as amended or supplemented.

                  4. The Securities to be purchased by the Underwriters will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Underwriters, against payment by the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified at least twenty-four hours in advance by the Company to the Underwriters, by causing DTC to credit the Securities to the accounts of the Underwriters at DTC. The Company will cause the certificates representing the Securities to be made available to the Underwriters for checking at least twenty-four hours prior to each Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, (i) with respect to the Initial Securities, 10 a.m., New York City time, on July 31, 2002 or such other time and date as the Underwriters and the Company may agree upon in writing and (ii) with respect to the Option Securities, if any, in the manner and at the time and date as the Underwriters in the written notice given by the Underwriters of their election to purchase such Optional Shares, or at such other time and date as the Underwriters and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

                  5. The Company agrees with each of the Underwriters:

                  (a) To prepare the Prospectus as amended or supplemented in relation to the Securities in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to the last Time of Delivery which shall be disapproved by the Underwriters promptly after reasonable notice thereof; to advise the Underwriters promptly of any such amendment or supplement after such Time of Delivery and furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any

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prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Underwriters and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158); and

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                  (e) The Company will not, without the prior written consent of the Underwriters, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section
16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock ("Company Securities"); or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Company may issue shares of its common stock in the concurrent offering and the Company may (x) issue and sell Company Securities, (y) file a registration statement with the Commission in respect of Company Securities to be issued and sold or (z) publicly announce an intention to effect the issuance or sale of Company Securities: (a) upon the conversion, exchange or exercise of any of its securities outstanding on the date of this Agreement; (b) pursuant to its stock option of other benefit plans maintained for its directors, officers or employees; or (c) in connection with mergers, acquisitions and similar transactions, provided that each person to whom Company Securities are issued or transferred in any such transactions agrees to be bound by the foregoing restrictions if the acquired entity did not, immediately prior to the transaction, have a class of securities registered under the Securities Exchange Act of 1934, as amended; provided that if the Company suffers severe losses as a result of a major catastrophe, and advises the Underwriters that it believes that raising capital through the offering of Company Securities would be appropriate in order to maintain appropriate financial strength, the Company may proceed with such offering without the consent of the Underwriters.

                  (e) To use its best efforts to effect the listing of the Corporate Units and the Shares on the New York Stock Exchange; and

                  (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  6. (a) The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in

Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

                 (b) Each Underwriter has represented, warranted and
              agreed that:


                     (i) it has not offered or sold and, prior to the
              expiry of a period of six months from the First Time of Delivery, will not offer or sell any Equity Units to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

                    (ii) it has only communicated and caused to be
              communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 ("FSMA")) received by it in connection with the issue or sale of any equity units in circumstances in which section 21(1) of the FSMA does not apply to the Company; and

                    (iii) it has complied and will comply with all applicable
              provisions of the FSMA with respect to anything done by it in relation to the equity units in, from or otherwise involving the United Kingdom.

                  The Company has been informed of the guidance relating to stabilization provided by the Financial Services Authority, in particular in the section MAR 2 Annex 2G of the Financial Services Handbook, and has not taken or omitted to take any action and will not take any action or omit to take any action (such as issuing any press release relating to any Designated Shares which is issued to or directed at persons in the United Kingdom without the Stabilization/FSA legend) which may result in the loss by any of the Underwriters of the ability to rely on any stabilization safe harbour provided by the Financial Services Authority under the FSMA.

                  7. The obligations of the Underwriters to purchase and pay for the Securities to be delivered at each Time of Delivery shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference herein relating to such Securities are, at and as of such Time of Delivery for the Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' reasonable satisfaction;

                  (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, shall have furnished to the Underwriters such written opinion or opinions, dated such Time of Delivery, with respect to the Indenture, the Securities, the Shares, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Sullivan & Cromwell, counsel for the Company, shall have furnished to the Underwriters their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect that:

                      (i) Each of the Purchase Contract Agreement and the
              Pledge Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                      (ii) The Remarketing Agreement has been duly
              authorized by the Company.

                     (iii) The Purchase Contracts have been duly
              authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                     (iv) The Securities have been duly authorized by the
              Company, and when duly executed and delivered by the Company against payment of the consideration therefor in accordance with the terms of this Agreement, the Corporate Units will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                     (v) The Indenture has been duly authorized, executed
              and delivered by the Company and duly qualified under the Trust Indenture Act; the Underlying Notes have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Underlying Notes constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                     (vi) Under the Uniform Commercial Code as in effect on the date of such letter in the State of New York (the "New York UCC"), the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts, a valid security interest (as that term is defined in the New York UCC) in favor of the Collateral Agent for the benefit of the Company in the right, title and interest of such holders in all of the Pledged Securities that constitute "securities" (as that term is defined in Section 8-102(a)(15) of the New York UCC); and in the case of such Pledged Securities that constitute "securities" (as defined in the New York UCC), such security interest shall be perfected upon delivery of such certificates (indorsed in blank) to the Collateral Agent in the State of New York and, assuming that neither the Collateral Agent nor the Company has notice of an adverse claim with respect to such Pledged Securities, the Collateral Agent will acquire a security interest in the Pledged Securities free of any adverse claim (as that term is defined in the New York UCC); in the case of Pledged Securities that are credited by a securities intermediary (as defined in the New York UCC) to a securities account (as defined in the New York UCC) in the name of the Collateral Agent, the Collateral Agent shall have a perfected security interest in all security entitlements (as defined in the New York UCC) relating to such Pledged Securities;

                     (vii) The discussion set forth in the Prospectus under the heading "Certain United States Federal Income Tax Consequences" constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Securities, based upon current United States federal income tax law;

                     (viii) All regulatory consents, authorizations, approvals
              and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Securities to the Underwriters have been obtained or made;

                     (ix) Registration of the Company under the Investment
              Company Act is not required; and

                     (x) This Agreement has been duly authorized,
              executed and delivered by the Company.

                  Such counsel shall also state that they have reviewed the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion and that such counsel are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the date of the most recent Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act and the rules and regulations thereunder; such counsel shall further state that nothing has come to their attention in the course of their review to cause them to believe that the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the most recent Prospectus Supplement and as of such Time of Delivery, the Prospectus as amended or supplemented contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Such counsel may state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of the Equity Units", "Description of the Senior Notes", "Underwriting", "Plan of Distribution" and "Certain United States Federal Income Tax Consequences" in the Prospectus insofar as they relate to provisions of documents therein described, and that they do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement or the Prospectus, or as to the statement of the eligibility and qualification of the Trustee under the Indenture.

                  Such counsel may also state that they have relied on the opinion or opinions delivered pursuant to Section 7(d) with respect to matters of Minnesota law.

                  (d) Bruce A. Backberg, Esq., Senior Vice President for the Company, or other counsel for the Company acceptable to the Underwriters, shall have furnished to the Underwriters his written opinion, dated such Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect that:

                     (i) The Company has been duly incorporated and is
              validly existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                     (ii) The Company has an authorized share capital as set
              forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

                     (iii) The Company has been duly qualified as a foreign
              corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which, in such counsel's opinion, the Company is required to be so qualified or if the Company is not so qualified in any such state or jurisdiction, the failure to so qualify would not, considering all cases in the aggregate, involve a material risk to the business, properties, financial position or results of operation of the Company and its subsidiaries, taken as a whole;

                     (iv) Each of the Principal Subsidiaries has been duly
              incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each of St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and approximately 78% of the issued shares of the capital stock of The John Nuveen Company have been duly authorized and validly issued, are fully paid and non-assessable, and (except as disclosed in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the Principal Subsidiaries, PROVIDED, HOWEVER, that such counsel shall state that he believes that both the Underwriters and he are justified in relying upon such opinions and certificates);

                     (v) To such counsel's knowledge, there are no legal or
              governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or proceedings (none of which is reasonably likely to be material) incident to the kinds of business conducted by the Company and its subsidiaries, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                     (vi) This Agreement has been duly authorized, executed and delivered by the Company; each of the Remarketing Agreement, the Purchase Contract Agreement and the Pledge Agreement has been duly authorized by the Company;

                     (vii) The Securities have been duly authorized by the
              Company; except as set forth in the Prospectus (exclusive of any supplement thereto), the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for Common Stock or the Securities; and except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding;

                     (viii) The Underlying Notes have been duly authorized,
              executed, authenticated, issued and delivered;

                     (ix) The Indenture has been duly authorized, executed and
              delivered by the Company;

                     (x) The issue and sale of the Securities and the issue of
              the Shares pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of the Operative Documents and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or By-laws, as amended, of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                     (xi) No consent, approval, authorization, order,
              registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                     (xii) Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound, except where any such default does not have or would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole;

                     (xiii) The Company is not and, after giving effect to each offering and sale of the Securities will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                     (xiv) The documents incorporated by reference in the
              Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of the registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the

              Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and


                     (xv) The Registration Statement and the Prospectus as
              amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion for the Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

PROVIDED, HOWEVER, that in lieu of the delivery of the opinion set forth in paragraph (iv) of this Section 7(c) as to The John Nuveen Company, such counsel may cause Alan G. Berkshire, Vice President and General Counsel to The John Nuveen Company, to deliver an opinion as to such matters, dated such Time of Delivery.

                  Such counsel may also state that he has relied on the opinion or opinions delivered pursuant to Section 7(c) with respect to matters of New York law.

                  (e) On the date of this Agreement and at such Time of Delivery for the Securities, KPMG LLP who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Underwriters a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively and, with respect to such letter dated such Time of Delivery, as to such other matters as the Underwriters may reasonably request and in form and substance satisfactory to the Underwriters;

                  (f) (i) Neither the Company nor any of its Principal Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries taken as a whole (other than any decrease in the capital stock resulting from purchases under the Company's Stock Repurchase Program and any increase in the capital stock resulting from the exercise of stock options or the issuance of restricted shares under the Company's stock incentive and employee compensation plans, or the conversion of Series B Convertible Preferred Stock) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented relative to the Securities, the effect of which, in any such case described in clause (i) or
(ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (g) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) other than as disclosed in the Prospectus as amended or supplemented, no such organization shall have publicly announced or otherwise given notice to the Company that it has under surveillance, review or watch, with possible negative implications, its rating of any of the Company's debt securities or the Company's financial strength or claims paying ability, or of any review for a possible change therein that does not indicate the direction of the possible change;

                  (h) On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in the commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or change in financial, political or economic conditions in the United States or elsewhere if the effect of any such event specified in this clause (iv) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                  (i) The Company shall have furnished or caused to be furnished to the Underwriters at such Time of Delivery for the Securities a certificate or certificates of officers of the Company satisfactory to the Underwriters as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Underwriters may reasonably request; and

                  (j) The Corporate Units shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Underwriters.

                  (k) On or prior to the First Time of Delivery, the Company shall have furnished to the Underwriters a letter substantially in the form of Exhibit A hereto from each executive officer of the Company addressed to the Underwriters.

                  8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Prospectus as amended or supplemented relating to such Securities; and PROVIDED, FURTHER, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                  (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of the Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, the Underwriters may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Underwriters notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Underwriters that it has so arranged for the purchase of such Securities, the Underwriters or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Underwriters and the Company as provided in subsection (a) above, the aggregate stated amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate stated amount of the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the stated amount of Securities which such Underwriter agreed to purchase under this Agreement at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the stated amount of Securities which such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Underwriters and the Company as provided in subsection (a) above, the aggregate stated amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate number of the Securities to be purchased at such Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Option Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

                  11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to any Securities covered by this Agreement except as provided in
Section 6 and Section 8 hereof; but, if for any other reason any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Underwriters, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities not so delivered, but the Company shall then be under no further liability to any Underwriter with respect to any Securities not so delivered except as provided in Section 6 and Section 8 hereof.

                  12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters at their addresses listed on the first page hereof; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Bruce A. Backberg, Esq., Senior Vice President; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in
Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  14. Time shall be of the essence of this Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                  15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  16. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.


                                                   Very truly yours,


                                                   THE ST. PAUL COMPANIES, INC.



                                                   By:__________________________
                                                            Name:
                                                            Title:



Accepted as of the date hereof:


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:_______________________________
     Name:
     Title:





SALOMON SMITH BARNEY INC.


By:_______________________________
     Name:
     Title:


On behalf of each of the Underwriters

                                   SCHEDULE I

                                  UNDERWRITER                       NUMBER OF
                                  -----------                   CORPORATE UNITS
                                                                TO BE PURCHASED

Merrill Lynch, Pierce, Fenner & Smith Incorporated                     3,850,000
Salomon Smith Barney Inc.                                              3,850,000
                                                               -----------------
Total                                                                  7,700,000
                                                               =================

                                                                       EXHIBIT A

                            FORM OF LOCK-UP AGREEMENT



                          The St. Paul Companies, Inc.
                          ----------------------------
                                  Equity Units
                                  ------------
                                  Common Stock
                                  ------------


                                                                   July __, 2002


Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, 25th Floor
New York, New York 10080

Salomon Smith Barney Inc.
388 Greenwich Street, 35th Floor
New York, New York 10013

As Representatives (the "Representatives") of the several Underwriters

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with (i) the proposed pricing agreement between The St. Paul Companies, Inc., a Minnesota corporation (the "Company"), and you as representatives of the underwriters named therein ("the Pricing Agreement"), relating to an underwritten public offering of shares of common stock, without par value ("Common Stock") of the Company; and (ii) the proposed underwriting agreement between the Company and the representatives of the underwriters named therein (the "Equity Unit Underwriting Agreement", and together with the Pricing Agreement, the "Underwriting Agreements"), relating to an underwritten public offering of equity units of the Company.

                  In order to induce you and the other underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock ("Company Securities") or publicly announce an intention to effect any such transaction, during the period beginning on the date hereof and ending 90 days after the date of the Underwriting Agreements.

                  Notwithstanding the foregoing, the undersigned may offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to result in the disposition of) Company Securities
(i) as a BONA FIDE gift, (ii) by will or the laws of descent and distribution,
(iii) pursuant to a domestic relations order, as defined in the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act, or the rules thereunder, (iv) as a BONA FIDE pledge to a third party to secure borrowings or
(v) to any trust, family partnership or similar entity for the direct or indirect benefit of the undersigned, provided that trust, partnership or similar entity agrees to be bound by the restrictions set forth herein.

                  Notwithstanding the foregoing, the undersigned may file or participate in the filing of a registration statement with the Securities and Exchange Commission in respect of any issuance by the Company of Company Securities in compliance with the conditions set forth in Underwriting Agreements.

                                       Yours very truly,



                                      ---------------------------
                                      Name:
                                      Address:



                                       27